UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2025

Date of Report

(Date of earliest event reported)

Applife Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56144	82-4868628
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 California St.

#1500

San Francisco, CA 94111

Phone: (415) 439-5260

(Address and Telephone Number of Registrant’s Principal Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 13, 2025 Applife Digital Solutions, Inc. (the “Company”) completed the transactions contemplated by the Acquisition Agreement (the “Agreement”) entered into with Sugar Auto Parts, Inc., a Nevada corporation (“Sugar”) on April 25, 2025.  Pursuant to the Agreement, Company acquired all the equity interests in Sugar in exchange for 240,000,000 shares of restricted common stock of the Company.  Additionally, the Company issued 15,000 shares of a newly designated class of Series A preferred stock, 4,500 shares of a newly designated class of Series B preferred stock, 2,500 shares of a newly designated class of Series C preferred stock. Further, Sugar paid an initial cash payment of $150,000 to the Company and an additional cash payment of $150,000 will be made within ninety-five (95) days of the closing of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 25, 2025, and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 is incorporated by reference into this Item 3.02.  All issuance of shares set forth under Item 2.01 pursuant to the Agreement were done in reliance on the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2025, Matthew Reid submitted to the Board of Directors (the “Board”) his resignation as Chief Executive Officer, Chief Financial Officer, Secretary and any other offices held of the Company.  Mr. Reid continues to serve the Company as a member of the Board.  That same day Michael Hill was elected and appointed as Chief Executive Officer and as the Chairman of the Board.  Mr. Hill is our Chief Executive Officer and also serves as CEO of Sugar Auto Parts, Inc. since March 2025. Mr. Hill is a seasoned executive and corporate advisor with over 20 years in both the private and public sectors. In January 2024, he founded and currently serves as the Chief Executive Officer of CallsDirect, a digital media company. In 2019, Mr. Hill co-founded SLL Media, a digital media company and serves as the Chief Executive Officer. From 2015 to 2019 he served as a Director and the Chief Executive Officer of Total Sports Media, an online sports and entertainment media company. From 2000 to 2015 Mr. Hill owned and operated several sales and marketing companies. Prior to this, Mr. Hill served in the United States Navy, receiving the honor of Enlisted Surface Warfare Specialist.

On June 13, 2025, the Board of the Company elected and appointed Barrett Evans as Director and Chief Financial Officer.  Mr. Evans is our Chief Financial Officer and the managing director of EMC2 Capital, LLC, a family office founded in 2020. He has also served as the President of Montecito Capital since 2006.  Mr. Evans is a Director and CEO of Phytanix Bio, and a director of Dryworld Brands, Inc. since 2020. Before founding Montecito Capital, Mr. Evans was the managing director of eFund Capital. Mr. Evans has served as a member of numerous public and private companies as a consultant, founder, executive, and director, and he is considered an audit committee financial expert.  Mr. Evans brings years of experience and knowledge of public markets to the Company. Mr. Evans has a bachelor’s degree in political science from the University of California, Santa Barbara. Mr. Evans is qualified to serve on the Board due to his prior board experience for several public companies.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2025, in conjunction with the closing of the Agreement as described above and as previously disclosed in the Information Statement on Schedule 14C filed with the Securities and Exchange Commission on April 28, 2025, the Company amended its Articles of Incorporation and filed certificates of designation, designating the rights and preferences of the newly created Series A, Series B, Series C and Series D Preferred Stock.  Copies of the Certificates of Designations for the Series A, Series B, Series C and Series D are filed hereto as Exhibits 3.1, 3.2, 3.3, and 3.4, respectively.

Item 7.01 Regulation FD Disclosure.

On June 20, 2025, the Company issued a press release regarding completion of the transaction contemplated by the Agreement as described in Item 2.01 above.  A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements.  These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate.  Actual outcomes and results may differ materially from what is expressed in these forward-looking statements

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation for Series A Preferred Stock dated May 29, 2025
3.2	Certificate of Designation for Series B Preferred Stock dated May 29, 2025
3.3	Certificate of Designation for Series C Preferred Stock dated May 29, 2025
3.4	Certificate of Designation for Series D Preferred Stock dated May 29, 2025
10.1	Acquisition Agreement dated April 25, 2025 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2025
99.1	Press Release dated June 20, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2025

APPLIFE DIGITAL SOLUTIONS, INC.

/s/ Michael Hill
Michael Hill
Principal Executive Officer